Offerings - Offering: 1	Nov. 03, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 351,731,055.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 30,600.60
Offering Note	(1) Calculated as the aggregate maximum purchase price for units of beneficial interest, based upon the estimated net asset value per unit as of August 31, 2026. (2) Calculated at $87.00 per $1,000,000.00 of the Transaction Valuation.